UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2011

Feigeda Electronic Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53016	26-1357696 __________
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 66, Longwangmiao Industrial Park, Baishixia , Fuyong Street, Bao’an District,
Shenzhen City, Guangdong Province, P. R. China  518102
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    86-755-27759072

____________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 19, 2011, Feigeda Electronic Technology, Inc. (the “Company”) dismissed Crowe Horwath LLP (“Crowe Horwath”) as its independent registered public accounting firm.  The decision to change accountants was approved and ratified by the Company’s Board of Directors.  Crowe Horwath, who the Company engaged in February 2011, had not issued any accountant’s reports on the Company’s financial statements.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Crowe Horwath’s dismissal, there were no disagreements with Crowe Horwath on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.  The Company has requested Crowe Horwath to furnish the Company with a letter addressed to the Commission stating whether Crowe Horwath agrees with the above statements. A copy of Crowe Horwath’s letter, dated April 26, 2011, is attached as Exhibit 16.1 to this Form 8-K.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 21, 2011, MaloneBailey LLP (“MaloneBailey”) advised the Company that it can no longer support its opinion dated December 22, 2009 on the consolidated financial statements of Immense Fortune Holdings Limited (“Immense Fortune”) as of and for the year ended December 31, 2009 included in the Form 8-K/A filed with the SEC on February 25, 2011.   MaloneBailey informed the Company that the withdrawal of its opinion is due to potential accounting errors and irregularities in such financial statements that it was not able to fully investigate due to the Company’s failure to cooperate with MaloneBailey in such investigation.  The board of directors discussed the matters disclosed in this report with MaloneBailey.

Attached as Exhibit 16.2 is a letter from MaloneBailey addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MaloneBailey in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Crowe Horwath LLP to the Securities and to the Securities and Exchange Commission dated April 26, 2011.
16.2	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated April 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feigeda Electronic Technology, Inc.

Date: April 26, 2011	By:	/s/ Zuxi Wu
	Name:	Zuxi Wu
	Title:	Chief Executive Officer